LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED FEBRUARY 22, 2008

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 16, 2007 OF

LEGG MASON PARTNERS

GLOBAL HIGH YIELD BOND FUND

Effective March 1, 2008, the following text amends the fund’s Prospectus and Statement of Additional Information:

Investment strategies—Duration

The fund may invest in individual securities of any duration and does not attempt to maintain an average portfolio duration within any particular range. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

Effective immediately, the following text amends the fund’s Prospectus and Statement of Additional Information:

Expenses

The distribution and service fee for Class B shares of the fund is 0.75%.

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